SUN CAPITAL ADVISERS TRUST

SC Oppenheimer Main Street Small Cap Fund

Supplement dated May 22, 2009
to the Initial and Service Class Prospectuses, each dated May 1, 2009

Effective immediately, this supplement provides information regarding changes to SC Oppenheimer Main Street Small Cap Fund (the “Fund”).

The following sections of the Fund’s Initial Class and Service Class prospectuses are hereby revised as follows:

1)  The section entitled “How Investments Are Selected” on page 24 of both the Initial Class and Service Class prospectuses is hereby replaced in its entirety with the following:

How Investments Are Selected

The fund’s portfolio managers use fundamental research and quantitative models to select securities for the fund’s portfolio, which is comprised of both growth and value stocks.  While the process may change over time or vary in particular cases, in general the selection process currently uses:

•
a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management.  The portfolio managers may also consider an industry’s outlook, market trends and general economic conditions.

•
quantitative models to rank securities within each sector to identify potential buy and sell candidates.  A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

Portfolio Construction:  The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.  The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.  In addition, the portfolio managers use the following sell criteria:

•	the stock price is approaching its target
•	the company’s competitive position deteriorates
•	poor execution by the company’s management, or
•	more attractive alternative investment ideas have been identified.

2)  The following replaces the portfolio manager information for the Fund under “About the Portfolio Managers” on page 63 in the Initial Class Prospectus and page 61 in the Service Class Prospectus:

Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC Oppenheimer Main Street Small Cap Fund (Jointly managed)	Raman Vardharaj	2009
Vice President and portfolio manager of OppenheimerFunds since 2009.  Prior to that, senior quantitative analyst at RS Investment Management Co. LLC from 2006 to 2009.  Prior to that, quantitative analyst at Guardian Life Insurance Company from 2001 to 2006.

	Matthew P. Ziehl, CFA (Lead Manager)	2009
Vice President and portfolio manager of OppenheimerFunds since 2009.  Prior to that, portfolio manager at RS Investment Management Co. LLC from 2006 to 2009.  Prior to that, managing director at Guardian Life Insurance Company from 2001 to 2006.